                                                                   EXHIBIT 10.18

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

                                                     PAGE 1 OF 1 WITH ATTACHMENT

1. AMENDMENT NO.:   2. CONTRACT NO,:   3. EFFECTIVE DATE OF MODIFICATION:   4. PROGRAM:
        02             YH04-0001-03            OCTOBER 1, 2003                 DHCM-ACUTE

5. CONTRACTOR/PROVIDER NAME AND ADDRESS:

                              HEALTH CHOICE ARIZONA
                          1600 WEST BROADWAY, SUITE 260
                            TEMPE, ARIZONA 85282-1136

6. PURPOSE:

               To revise capitation rates contained in Section B.

7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

A. The rates contained in the existing Section B are deleted and replaced with the attached revised capitation rates.

Note: Please sign, date and return one original to:    Michael Veit, Contracts & Purchasing Administrator
                                                       AHCCCS Contracts and Purchasing
                                                       701 E. Jefferson, MD5700
                                                       Phoenix, Arizona 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

         IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. NAME OF CONTRACTOR:                    10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
     HEALTH CHOICE ARIZONA

SIGNATURE AUTHORIZED INDIVIDUAL:          SIGNATURE:
       -s- Carolyn Rose                             -s- MICHAEL VEIT

TYPED NAME:                               TYPED NAME:
           CAROLYN ROSE                                  MICHAEL VEIT

TITLE:                                    TITLE:
    CHIEF EXECUTIVE OFFICER                   CONTRACTS AND PURCHASING ADMINISTRATOR

DATE                                      DATE:
            9-9-03                                    SEPTEMBER 5, 2003

AS OF:                    10/1/2003

PLAN:               HEALTH CHOICE ARIZONA

ACUTE

GSA:                          4

COUNTY:         APACHE/COCONINO/MOHAVE/NAVAJO

                                                         ACUTE        ACUTE
                                                          PPC        ONGOING
                                                         -----       -------
TACI     TANF AND CHILDREN M & F < 1 YEAR                 737.97       383.00
TAGS     TANF, CHILDREN AND SOBRA PREG FEMALE              39.66        93.08
FMAL     TANF, CHILDREN, SOBRA FEMALES 14-44              151.00       180.85
MALE     TANF, CHILDREN MALES 14-44                       122.40       137.53
ADLT     TANF M & F AND SOBRA FEMALES 45+                 281.97       325.23
SSIW     SSI AGED, DISABLED, BLIND MEDICARE                38.50       266.88
SSIN     SSI AGED, DISABLED, BLIND NON-MEDICARE            86.12       572.83
SFPS     SOBRA FAMILY PLANNING SERVICES                                 13.96
SB10     TANF SUPPLEMENTAL BIRTH PAYMENT                             5,303.20
SB11     SB PAYMENT FOR TANF EXPANDED                                5,303.20
SB20     SSI W/O SUPPLEMENTAL BIRTH PAYMENT                          5,303.20
SB21     SSI W/ SUPPLEMENTAL BIRTH PAYMENT                           5,303.20
SB22     SB PAYMENT FOR SSI EXPANDED WITH MEDICARE                   5,303.20
SB23     SB PAYMENT FOR SSI EXPANDED NO MEDICARE                     5,303.20
SB33     SB PAYMENT FOR AHCCCS CARE                                  5,303.20
SB34     SB PAYMENT FOR MED ELIGIBLES                                5,303.20
SB36     SB PAYMENT FOR AHC CARE/MI                                  5,303.20
SB50     SOBRA SUPPLEMENTAL BIRTH PAYMENT                            5,303.20
SB60     KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA     AHC CARE                                         590.95       419.64
MEDE     MED ELIGIBILITY                                1,601.66       723.91
HS00     HOSPITALIZED KICK FOR AHCCCS CARE                               0.00
HS01     HOSPITALIZED KICK FOR AHC CARE/MI                               0.00
HS02     HOSPITALIZED KICK FOR MED ELIGIBLES                        10,548.19
HFML     HIFA FEMALE 14-44                                             198.76
HMAL     HIFA MALE 14-44                                               151.16
HADT     HIFA ADULT 45+, M & F                                         357.54
KIDI     KIDS < 1 M & F
KIDC     KIDS 1-13 M & F
KIDF     KIDS 14-19 FEMALE
KIDM     KIDS 14-19 MALE

AS OF:                      10/1/2003

PLAN:                HEALTH CHOICE ARIZONA

ACUTE

GSA:                           8

COUNTY:                   GILA/PINAL

                                                         ACUTE        ACUTE
                                                          PPC        ONGOING
                                                         -----       -------
TACI     TANF AND CHILDREN M & F < 1 YEAR                 737.97       380.35
TACS     TANF, CHILDREN AND SOBRA PREG FEMALE              39.66        92.41
FMAL     TANF, CHILDREN, SOBRA FEMALES 14-44              151.00       160.67
MALE     TANF, CHILDREN MALES 14-44                       122.40       116.81
ADLT     TANF M & F AND SOBRA FEMALES 45+                 281.97       321.13
SSIW     SSI AGED, DISABLED, BLIND MEDICARE                38.50       239.91
SSIN     SSI AGED, DISABLED, BLIND NON-MEDICARE            86.12       509.05
SFPS     SOBRA FAMILY PLANNING SERVICES                                 15.49
SB10     TANF SUPPLEMENTAL BIRTH PAYMENT                             5,618.63
SB11     SB PAYMENT FOR TANF EXPANDED                                5,618.63
SB20     SSI W/O SUPPLEMENTAL BIRTH PAYMENT                          5,618.63
SB21     SSI W/ SUPPLEMENTAL BIRTH PAYMENT                           5,618.63
SB22     SB PAYMENT FOR SSI EXPANDED WITH MEDICARE                   5,618.63
SB23     SB PAYMENT FOR SSI EXPANDED NO MEDICARE                     5,618.63
SB33     SB PAYMENT FOR AHCCCS CARE                                  5,618.63
SB34     SB PAYMENT FOR MED ELIGIBLES                                5,618.63
SB36     SB PAYMENT FOR AHC CARE/MI                                  5,618.63
SB50     SOBRA SUPPLEMENTAL BIRTH PAYMENT                            5,618.63
SB60     KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA     AHC CARE                                         554.83       386.59
MEDE     MED ELIGIBILITY                                1,584.83       730.00
HS00     HOSPITALIZED KICK FOR AHCCCS CARE                               0.00
HS01     HOSPITALIZED KICK FOR AHC CARE/MI                               0.00
HS02     HOSPITALIZED KICK FOR MED ELIGIBLES                         9,355.58
HFML     HIFA FEMALE 14-44                                             176.58
HMAL     HIFA MALE 14-44                                               128.38
HADT     HIFA ADULT 45+, M & F                                         353.05
KIDI     KIDS < 1 M & F
KIDC     KIDS 1-13 M & F
KIDF     KIDS 14-19 FEMALE
KIDM     KIDS 14-19 MALE

AS OF:              10/1/2003

PLAN:       HEALTH CHOICE ARIZONA

ACUTE

GSA:                  10

COUNTY:              PIMA


                                                         ACUTE        ACUTE
                                                          PPC        ONGOING
                                                         -----       -------
TACI     TANF AND CHILDREN M & F < 1 YEAR               1,200.85       372.73
TACS     TANF, CHILDREN AND SOBRA PREG FEMALE              39.66        88.86
FMAL     TANF, CHILDREN, SOBRA FEMALES 14-44              157.05       160.25
MALE     TANF, CHILDREN MALES 14-44                       127.30       111.45
ADLT     TANF M & F AND SOBRA FEMALES 45+                 293.24       347.05
SSIW     SSI AGED, DISABLED, BLIND MEDICARE                30.10       253.64
SSIN     SSI AGED, DISABLED, BLIND NON-MEDICARE            81.25       551.47
SFPS     SOBRA FAMILY PLANNING SERVICES                                 11.78
SB10     TANF SUPPLEMENTAL BIRTH PAYMENT                             5,469.52
SB11     SB PAYMENT FOR TANF EXPANDED                                5,469.52
SB20     SSI W/O SUPPLEMENTAL BIRTH PAYMENT                          5,469.52
SB21     SSI W/ SUPPLEMENTAL BIRTH PAYMENT                           5,469.52
SB22     SB PAYMENT FOR SSI EXPANDED WITH MEDICARE                   5,469.52
SB23     SB PAYMENT FOR SSI EXPANDED NO MEDICARE                     5,469.52
SB33     SB PAYMENT FOR AHCCCS CARE                                  5,469.52
SB34     SB PAYMENT FOR MED ELIGIBLES                                5,469.52
SB36     SB PAYMENT FOR AHC CARE/MI                                  5,469.52
SB50     SOBRA SUPPLEMENTAL BIRTH PAYMENT                            5,469.52
SB60     KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA     AHC CARE                                         601.35       345.60
MEDE     MED ELIGIBILITY                                1,624.59       726.34
HS00     HOSPITALIZED KICK FOR AHCCCS CARE                               0.00
HS01     HOSPITALIZED KICK FOR AHC CARE/MI                               0.00
HS02     HOSPITALIZED KICK FOR MED ELIGIBLES                         9,723.91
HFML     HIFA FEMALE 14-44                                             176.10
HMAL     HIFA MALE 14-44                                               122.49
HADT     HIFA ADULT 45+, M & F                                         381.57
KIDI     KIDS < 1 M & F
KIDC     KIDS 1-13 M & F
KIDF     KIDS 14-19 FEMALE
KIDM     KIDS 14-19 MALE

AS OF:                 10/1/2003
PLAN:           HEALTH CHOICE ARIZONA
ACUTE
GSA:                     12                                     ACUTE         ACUTE
COUNTY:               MARICOPA                                   PPC         ONGOING
-------               --------                                  -----        -------
TACI        TANF AND CHILDREN M & F < 1 YEAR                  1,196.40        372.71
TACS        TANF, CHILDREN AND SOBRA PREG FEMALE                 39.66         93.54
FMAL        TANF, CHILDREN, SOBRA FEMALES 14-44                 157.05        161.06
MALE        TANF, CHILDREN MALES 14-44                          127.30        119.45
ADLT        TANF M & F AND SOBRA FEMALES 45+                    293.24        327.04
SSIW        SSI AGED, DISABLED, BLIND MEDICARE                   30.21        233.51
SSIN        SSI AGED, DISABLED, BLIND NON-MEDICARE               81.25        498.98
SFPS        SOBRA FAMILY PLANNING SERVICES                                     16.32
SB10        TANF SUPPLEMENTAL BIRTH PAYMENT                                 5,680.18
SB11        SB PAYMENT FOR TANF EXPANDED                                    5,680.18
SB20        SSI W/O SUPPLEMENTAL BIRTH PAYMENT                              5,680.18
SB21        SSI W/ SUPPLEMENTAL BIRTH PAYMENT                               5,680.18
SB22        SB PAYMENT FOR SSI EXPANDED WITH MEDICARE                       5,680.18
SB23        SB PAYMENT FOR SSI EXPANDED NO MEDICARE                         5,680.18
SB33        SB PAYMENT FOR AHCCCS CARE                                      5,680.18
SB34        SB PAYMENT FOR MED ELIGIBLES                                    5,680.18
SB36        SB PAYMENT FOR AHC CARE/MI                                      5,680.18
SB50        SOBRA SUPPLEMENTAL BIRTH PAYMENT                                5,680.18
SB60        KIDSCARE SUPPLEMENTAL BIRTH PAYMENT
ACMA        AHC CARE                                            538.76        404.81
MEDE        MED ELIGIBILITY                                   1,572.86        734.18
HS00        HOSPITALIZED KICK FOR AHCCCS CARE                                   0.00
HS01        HOSPITALIZED KICK FOR AHC CARE/MI                                   0.00
HS02        HOSPITALIZED KICK FOR MED ELIGIBLES                             9,244.71
HFML        HIFA FEMALE 14-44                                                 177.01
HMAL        HIFA MALE 14-44                                                   131.28
HADT        HIFA ADULT 45+, M & F                                             359.55
KIDI        KIDS < 1 M & F
KIDC        KIDS 1-13 M & F
KIDF        KIDS 14-19 FEMALE
KIDM        KIDS 14-19 MALE

AZ-AHCCCS            FINAL AWARDED RATE - CYE04     PROPRIETARY AND CONFIDENTIAL
                      -HEALTH CHOICE:GSA 4-
                       (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

PMPMs & PROGRAMMATIC ADJUSTMENTS            [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                     $ 362.06    $ 88.38      $ 170.68    $ 127.08     $ 308.53     $ 255.77    $ 516.54
----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment          1.46%      2.79%         3.22%       3.71%        3.14%        2.00%       2.94%

Cost Sharing Proposal  Adjustment               0.00%      0.00%         0.00%       0.00%        0.00%        0.00%       0.00%

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                     -1.74%      0.09%        -0.13%       1.70%       -0.02%        0.18%       3.76%

Hospital inpatient DRI
 Trend Update Adjustment -
 (4.0% estimate changed to
 3.8% actual)                                  -0.10%     -0.02%        -0.05%      -0.03%       -0.05%       -0.02%      -0.04%

Fee-for-Service Schedule
 Change (Referral Physician and
Lab & X-Ray COS)                               -0.17%     -0.06%        -0.16%      -0.30%       -0.41%       -0.09%      -0.38%

Premium Tax Implementation
 Adjustment                                     2.04%      2.04%         2.04%       2.04%        2.04%        2.04%       2.04%
----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                                  1.45%      4.89%         4,97%       7.27%        4.75%        4.16%       8.53%
----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the
 $20k Reinsurance Deductible                $ 367.33    $ 92.70      $ 179.15    $ 136.32     $ 323.17     $ 266.41    $ 560.62
----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing
 the $35k Reinsurance
 Deductible                                     4.27%      0.40%         0.95%       0.88%        0.64%        0.18%       2.18%
==================================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance
 Deductible                                 $ 383.00    $ 93.08      $ 180.85    $ 137.53     $ 325.23     $ 266.88    $ 572.83
----------------------------------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS                      [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                               $  13.68     $5,238.20   $ 740.35     $ 566,00
-------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                    0.00%        -0.73%      0.00%        2.77%

Cost Sharing Proposal  Adjustment                         0.00%         0.00%      0.00%        0.00%

Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                                0.00%         0.00%      0,00%        0.00%

Hospital inpatient DRI
 Trend Update Adjustment -
 (4.0% estimate changed to
 3.8% actual)                                            -0.02%        -0.09%      0.00%       -0.06%

Fee-for-Service Schedule
 Change (Referral Physician and
Lab & X-Ray COS)                                          0.00%         0.04%      0.00%       -0.38%

Premium Tax Implementation
 Adjustment                                               2.04%         2.04%      2.04%        2.04%
-------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                                            2.02%         1.24%      2.04%        4.41%
-------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the
 $20k Reinsurance Deductible                          $  13.96     $5,303.20   $ 755.46     $ 590.95
-------------------------------------------------------------------------------------------------------
Impact of Electing
 the $35k Reinsurance
 Deductible                                               0.00%        -0.26%      0.00%        0.00%
=======================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance
 Deductible                                           $  13.96     $5,289.67   $ 755.46     $ 590.95
-------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS                     [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------
Originally Awarded PMPM                              $  420.48   $1,537.54    $   732.17  $10,269.35
-----------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                    2.77%       2.65%         2.65%       1.39%

Cost Sharing Proposal  Adjustment                        -4.41%       0.00%        -5.09%       0.00%

 Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                                0.00%       0.00%         0.00%       0.00%

 Hospital inpatient DRI
 Trend Update Adjustment -
 (4.0% estimate changed to
 3.8% actual)                                            -0.06%      -0.06%        -0.06%      -0 23%

Fee-for-Service Schedule
 Change (Referral Physician and
Lab & X-Ray COS)                                         -0.38%      -0.49%        -0.49%      -0.49%

Premium Tax Implementation
 Adjustment                                               2.04%       2.04%         2.04%       2.04%
-----------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                                           -0.20%       4.17%        -1.13%       2.72%
-----------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the
 $20k Reinsurance Deductible                         $  419.64   $1,601.66    $   723.91  $10,548.19
-----------------------------------------------------------------------------------------------------
Impact of Electing
 the $35k Reinsurance
 Deductible                                               0.00%       0.00%         0.00%       0.00%
=====================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance
 Deductible                                          $  419.64   $1,601.66    $   723.91  $10,548.19
-----------------------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

PMPMs & PROGRAMMATIC ADJUSTMENTS        [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 714.74    $  37.84    $ 143.67    $ 116.05    $ 269.14     $  37.03    $  82.34
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
 Room Adjustment                            1.46%       2.79%       3.22%       3.71%       3.14%        2.00%       2.94%

Cost Sharing Proposal Adjustment            0.00%       0.00%       0.00%       0.00%       0.00%        0.00%       0.00%

Reinsurance Incorporating
 Catastrophic and Transplant Data
 Adjustment                                 0.00%       0.00%       0.00%       0.00%       0.00%        0.00%       0.00%

Hospital Inpatient DRI
 Trend Update Adjustment -
 (4.0% estimate changed to
 3.8% actual)                              -0.10%      -0.02%      -0.05%      -0.03%      -0.05%       -0.02%      -0.04%

Fee-for-Service
 Schedule Change
 (Referral Physician and
 Lab & X-Ray COS)                          -0.17%      -0.06%      -0.16%      -0.30%      -0.41%       -0.09%      -0.38%

Premium Tax Implementation
 Adjustment                                 2.04%       2.04%       2.04%       2.04%       2.04%        2.04%       2.04%
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                              3.25%       4.80%       5.11%       5.47%       4.77%        3.97%       4.60%
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the
 $20k Reinsurance Deductible            $ 737.97    $  39.66    $ 151.00    $ 122.40    $ 281.97     $  38.50    $  86.12
----------------------------------------------------------------------------------------------------------------------------
 Impact of Electing the
 $35k Reinsurance Deductible                0.00%       0.00%       0,00%       0.00%       0.00%        0.00%       0.00%
============================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance
 Deductible                             $ 737.97    $  39.66    $ 151.00    $ 122.40    $ 281.97     $  38.50    $  86.12
----------------------------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS        [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                    N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency
 Room Adjustment                           N/A         N/A         N/A         N/A         N/A         N/A         N/A

Cost Sharing Proposal Adjustment           N/A         N/A         N/A         N/A         N/A         N/A         N/A

Reinsurance Incorporating
 Catastrophic and Transplant Data
 Adjustment                                N/A         N/A         N/A         N/A         N/A         N/A         N/A

Hospital Inpatient DRI
 Trend Update Adjustment -
 (4.0% estimate changed to
 3.8% actual)                              N/A         N/A         N/A         N/A         N/A         N/A         N/A

Fee-for-Service
 Schedule Change
 (Referral Physician and
 Lab & X-Ray COS)                          N/A         N/A         N/A         N/A         N/A         N/A         N/A

Premium Tax Implementation
 Adjustment                                N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
 Base PMPM (2)                             N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
 Plans Electing the
 $20k Reinsurance Deductible               N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------------------
 Impact of Electing the
 $35k Reinsurance Deductible               N/A         N/A         N/A         N/A         N/A         N/A         N/A
============================================================================================================================
Adjusted Awarded PMPM for
 Plans Electing the
 $35k Reinsurance
 Deductible                                N/A         N/A         N/A         N/A         N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14-44.

2.   The adjustment is multiplicative, not additive.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     1 of 8

AZ-AHCCCS            FINAL AWARDED RATE - CYE04     PROPRIETARY AND CONFIDENTIAL
                      - HEALTH CHOICE:GSA 4 -
                       (EFFECTIVE 10/01/03)

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

PMPMs & PROGRAMMATIC ADJUSTMENTS     [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 362.08    $  88.38     $ 170.68     $ 127.08     $ 308.53    $ 255.77    $   516.54
-----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                              $   5.29    $   2.46     $   5.50     $   4.71     $   9.70    $   5.13    $    15.16

Cost Sharing Proposal Adjustment        $   0.00    $   0.00     $   0.00     $   0.00     $   0.00    $   0.00    $     0.00

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                             ($   6.40)   $   0.08    ($   0.23)    $   2.25    ($   0.06)   $   0.47    $    20.01

Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                        ($   0.37)  ($   0.02)   ($   0.08)   ($   0.04)   ($   0.15)  ($   0.05)  ($     0.22)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                             ($   0.61)  ($   0.06)   ($   0.29)   ($   0.40)   ($   1.32)  ($   0.24)  ($     2.09)

Premium Tax Implementation Adjustment   $   7.35    $   1.85     $   3.58     $   2.73     $   6.46    $   5.33    $    11.21
-----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM    $   5.25    $   4.32     $   8.47     $   9.24     $  14.64    $  10.64    $    44.08
-----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                              $ 367.33    $  92.70     $ 179.15     $ 136.32     $ 323.17    $ 266.41    $   560.62
-----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                  $  15.67    $   0.38     $   1.70     $   1.21     $   2.06    $   0.47    $    12.21
=============================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                              $ 383.00    $  93.08     $ 180.85     $ 137.53     $ 325.23    $ 266.88    $   572.83
-----------------------------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS         [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------
Originally Awarded PMPM                   $  13.68     $5,238.20    $ 740.35      $ 566.00
--------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                $   0.00    ($   37.98)   $   0.00      $  15.66

Cost Sharing Proposal Adjustment          $   0.00     $    0.00    $   0.00      $   0.00

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                                $   0.00     $    0.00    $   0.00      $   0.00

Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                          ($   0.00)   ($    4.93)   $   0.00     ($   0.33)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                $   0.00     $    1.85    $   0.00     ($   2.21)

Premium Tax Implementation Adjustment     $   0.28     $  106.06    $  15.11      $  11.82
--------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM      $   0.28     $   65.00    $  15.11      $  24.95
--------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                                $  13.96     $5,303.20    $ 755.46      $ 590.95
--------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                    $   0.00    ($   13.53)   $   0.00      $   0.00
============================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                                $  13.96     $5,289.67    $ 755.46      $ 590.95
--------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS         [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]    [ILLEGIBLE]
----------------------------------------------------------------------------------------------
Originally Awarded PMPM                   $ 420.48     $1,537.54     $ 732.17      $10,269.35
----------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                $  11.64     $   40.74     $  19.40      $   142.47

Cost Sharing Proposal Adjustment         ($  19.06)    $    0.00    ($  38.23)     $     0.00

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                                $   0.00     $    0.00     $   0.00      $     0.00

Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                          ($   0.23)   ($    0.92)   ($   0.42)    ($    23.68)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                               ($   1.57)   ($    7.73)   ($   3.49)    ($    50.90)

Premium Tax Implementation Adjustment     $   8.39     $   32.03     $  14.48      $   210.96
----------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM     ($   0.84)    $   64.12    ($   8.27)     $   278.85
----------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                                $ 419.64     $1,601.66     $ 723.91      $10,548.19
----------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                    $   0.00     $    0.00     $   0.00      $     0.00
==============================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                                $ 419.64     $1,601.66     $ 723.91      $10,548.19
----------------------------------------------------------------------------------------------

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

PMPMs & PROGRAMMATIC ADJUSTMENTS       [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 714.74    $  37.84    $ 143.67    $ 116.05    $ 269.14    $  37.03    $  82.34
--------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                              $  10.44    $   1.05    $   4.63    $   4.30    $   8.46    $   0.74    $   2.42

Cost Sharing Proposal Adjustment        $   0.00    $   0.00    $   0.00    $   0.00    $   0.00    $   0.00    $   0.00

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                              $   0.00    $   0.00    $   0.00    $   0.00    $   0.00    $   0.00    $   0.00

Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                        ($   0.75)  ($   0.01)  ($   0.07)  ($   0.04)  ($   0.13)  ($   0.01)  ($   0.03)

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                             ($   1.23)  ($   0.02)  ($   0.24)  ($   0.36)  ($   1.15)  ($   0.03)  ($   0.32)

Premium Tax Implementation Adjustment   $  14.76    $   0.79    $   3.02    $   2.45    $   5.64    $   0.77    $   1.72
--------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM    $  23.23    $   1.82    $   7.33    $   6.35    $  12.83    $   1.47    $   3.78
--------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                              $ 737.97    $  39.66    $ 151.00    $ 122.40    $ 281.97    $  38.50    $  86.12
--------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                  $   0.00    $   0.00    $   0.00    $   0.00    $   0.00    $   0.00    $   0.00
==========================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                              $ 737.97    $  39.66    $ 151.00    $ 122.40    $ 281.97    $  38.50    $  86.12
--------------------------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS        [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                    N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A

Cost Sharing Proposal Adjustment           N/A         N/A         N/A         N/A         N/A         N/A         N/A

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A

Hospital Inpatient DRI Trend Update
Adjustment - (4.0% estimate changed
to 3.8% actual)                            N/A         N/A         N/A         N/A         N/A         N/A         N/A

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A

Premium Tax Implementation Adjustment      N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM       N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                     N/A         N/A         N/A         N/A         N/A         N/A         N/A
===========================================================================================================================
Adjusted Awarded PMPM for Plans
Electing the $35k Reinsurance
Deductible                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     2 of 8

AZ-AHCCCS            FINAL AWARDED RATE - CYE04     PROPRIETARY AND CONFIDENTIAL
                      - HEALTH CHOICE:GSA 8 -
                       (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

PMPMs & PROGRAMMATIC ADJUSTMENTS       [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                $  361.00   $   87.78    $  151.60     $ 107.87    $  304.79   $  229.93   $    458.90
-----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                  1.46%       2.79%        3.22%        3.71%        3.14%       2.00%         2.94%

Cost Sharing Proposal Adjustment            0.00%       0.00%        0.00%        0.00%        0.00%       0.00%         0.00%

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                                 -1.74%       0.09%       -0.13%        1.70%       -0.02%       0.18%         3.76%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0% estimate
changed to 3.8% actual)                    -0.10%      -0.02%       -0.05%       -0.03%       -0.05%      -0.02%        -0.04%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                 -0.17%      -0.06%       -0.16%       -0.30%       -0.41%      -0.09%        -0.38%

Premium Tax Implementation
Adjustment                                  2.04%       2.04%        2.04%        2.04%        2.04%       2.04%         2.04%
-----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM(2)                                1.45%       4.89%        4.97%        7.27%        4.75%       4.16%         8.53%
-----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                             $  366.24   $   92.07    $  159.13     $ 115.71    $  319.25   $  239.49   $    498.06
-----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                      3.85%       0.37%        0.97%        0.95%        0.59%       0.18%         2.21%
=============================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible                 $  380.35   $   92.41    $  160.67     $ 116.81    $  321.13   $  239.91   $    509.05
-----------------------------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS         [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------
Originally Awarded PMPM                  $  15.18     $5,549.77     $ 740.35     $  531.41
--------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                   0.00%        -0.73%        0.00%         2.77%

Cost Sharing Proposal Adjustment             0.00%         0.00%        0.00%         0.00%

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                                   0.00%         0.00%        0.00%         0.00%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0% estimate
changed to 3.8% actual)                     -0.02%        -0.09%        0.00%        -0.06%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                   0.00%         0.04%        0.00%        -0.38%

Premium Tax Implementation
Adjustment                                   2.04%         2.04%        2.04%         2.04%
--------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM(2)                                 2.02%         1.24%        2.04%         4.41%
--------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                               $  15.49     $5,618.63     $ 755.46     $  554.83
--------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                       0.00%        -0.22%        0.00%         0.00%
============================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible                  $   15.49     $5,606.22     $ 755.46     $  554.83
--------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS         [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------
Originally Awarded PMPM                   $ 387.36    $1,521.38   $ 738.34     $ 9,108.27
-----------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                    2.77%        2.65%      2.65%          1.39%

Cost Sharing Proposal Adjustment             -4.41%        0.00%     -5.09%          0.00%

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                                    0.00%        0.00%      0.00%          0.00%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0% estimate
changed to 3.8% actual)                      -0.06%       -0.06%     -0.06%         -0.23%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                   -0.38%       -0.49%     -0.49%         -0.49%

Premium Tax Implementation
Adjustment                                    2.04%        2.04%      2.04%          2.04%
-----------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM(2)                                 -0.20%        4.17%     -1.13%          2.72%
-----------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                               $  386.59   $ 1,584.83   $ 730.00      $9,355.58
-----------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                        0.00%        0.00%      0.00%          0.00%
=========================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible                   $  386.59   $ 1,584.83   $ 730.00      $9,355.58
-----------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

PMPMs & PROGRAMMATIC ADJUSTMENTS        [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 714.74    $  37.84    $ 143.67    $ 116.05    $ 269.14     $  37.03    $  82.34
----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                  1.46%       2.79%       3.22%       3.71%       3.14%        2.00%       2.94%

Cost Sharing Proposal Adjustment            0.00%       0.00%       0.00%       0.00%       0.00%        0.00%       0.00%

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                                  0.00%       0.00%       0.00%       0.00%       0.00%        0.00%       0.00%

Hospital Inpatient DRI Trend
Update Adjustment - (4.0% estimate
changed to 3.8% actual)                    -0.10%      -0.02%      -0.05%      -0.03%      -0.05%       -0.02%      -0.04%

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                 -0.17%      -0.06%      -0.16%      -0.30%      -0.41%       -0.09%      -0.38%

Premium Tax Implementation
Adjustment                                  2.04%       2.04%       2.04%       2.04%       2.04%        2.04%       2.04%
----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM(2)                                3.25%       4.80%       5.11%       5.47%       4.77%        3.97%       4.60%
----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                              $ 737.97    $  39.66    $ 151.00    $ 122.40    $ 281.97     $  38.50    $  86.12
----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                      0.00%       0.00%       0.00%       0.00%       0.00%        0.00%       0.00%
============================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible                  $ 737.97    $  39.66    $ 151.00    $ 122.40    $ 281.97     $  38.50    $  86.12
----------------------------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS        [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                    N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
Adjustment                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A

Cost Sharing Proposal Adjustment           N/A         N/A         N/A         N/A         N/A         N/A         N/A

Reinsurance Incorporating
Catastrophic and Transplant Data
Adjustment                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A

Hospital Inpatient DRI Trend
Update Adjustment - (4.0% estimate
changed to 3.8% actual)                    N/A         N/A         N/A         N/A         N/A         N/A         N/A

Fee-for-Service Schedule Change
(Referral Physician and Lab &
X-Ray COS)                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A

Premium Tax Implementation
Adjustment                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
Base PMPM(2)                               N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans
Electing the $20k Reinsurance
Deductible                                 N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k
Reinsurance Deductible                     N/A         N/A         N/A         N/A         N/A         N/A         N/A
===========================================================================================================================
Adjusted Awarded PMPM for
Plans Electing the $35k
Reinsurance Deductible                     N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2.   The adjustment is multiplicative, not additive.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     3 of 8

AZ-AHCCCS            FINAL AWARDED RATE - CYE04     PROPRIETARY AND CONFIDENTIAL

                      - HEALTH CHOICE:GSA 8 -

                       (EFFECTIVE 10/01/03)

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

PMPMs & PROGRAMMATIC ADJUSTMENTS     [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 361.08    $  87.78     $ 151.60     $ 107.87     $ 304.79    $ 229.93    $   458.90
-----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
  Adjustment                            $   5.27    $   2.45     $   4.88     $   4.00     $   9.58    $   4.61    $    13.47

Cost Sharing Proposal
  Adjustment                            $   0.00    $   0.00     $   0.00     $   0.00     $   0.00    $   0.00    $     0.00

Reinsurance Incorporating
  Catastrophic and Transplant Data
  Adjustment                           ($   6.38)   $   0.08    ($   0.21)    $   1.91    ($   0.06)   $   0.42    $    17.78

Hospital Inpatient DRI
  Trend Update Adjustment -
  (4.0% estimate changed to
  3.8% actual)                         ($   0.37)  ($   0.02)   ($   0.07)   ($   0.04)   ($   0.15)  ($   0.04)  ($     0.19)

Fee-for-Service
  Schedule Change
  (Referral Physician and
  Lab & X-Ray COS)                     ($   0.61)  ($   0.05)   ($   0.26)   ($   0.34)   ($   1.30)  ($   0.21)  ($     1.86)

Premium Tax Implementation
  Adjustment                            $   7.32    $   1.84     $   3.18        $2.31     $   6.39    $   4.79    $     9.96
-----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
  Base PMPM                             $   5.24    $   4.29     $   7.53     $   7.84     $  14.46    $   9.56    $    39.16
-----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
  Plans Electing the
  $20k Reinsurance
  Deductible                            $ 366.24    $  92.07     $ 159.13     $ 115.71     $ 319.25    $  239.49   $   498.06
-----------------------------------------------------------------------------------------------------------------------------
Impact of Electing
  the $35k Reinsurance
  Deductible                            $  14.11    $   0.34     $   1.54     $   1.10     $   1.87    $   0.42    $    10.99
=============================================================================================================================
Adjusted Awarded PMPM for
  Plans Electing the
  $35k Reinsurance
  Deductible                            $ 380.35    $  92.41     $ 160.67     $ 116.81     $ 321.13    $ 239.91    $   509.05
-----------------------------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS        [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------
Originally Awarded PMPM                   $  15.18     $5,549.77    $ 740.35     $ 531.41
-------------------------------------------------------------------------------------------
Outpatient & Emergency Room
  Adjustment                              $   0.00    ($   40.24)   $   0.00     $  14.71

Cost Sharing Proposal
  Adjustment                              $   0.00     $    0.00    $   0.00     $   0.00

Reinsurance Incorporating
  Catastrophic and Transplant Data
  Adjustment                              $   0.00     $    0.00    $   0.00     $   0.00

Hospital Inpatient DRI
  Trend Update Adjustment -
  (4.0% estimate changed to
  3.8% actual)                           ($   0.00)   ($    5.23)   $   0.00    ($   0.31)

Fee-for-Service
  Schedule Change
  (Referral Physician and
  Lab & X-Ray COS)                        $   0.00     $    1.96    $   0.00    ($   2.07)

Premium Tax Implementation
  Adjustment                              $   0.31     $  112.37    $  15.11     $  11.10
-------------------------------------------------------------------------------------------
Total Adjustment Impacting
  Base PMPM                               $   0.31     $   68.86    $  15.11     $  23.42
-------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
  Plans Electing the
  $20k Reinsurance
  Deductible                              $  15.49     $5,618.63    $ 755.46     $ 554.83
-------------------------------------------------------------------------------------------
Impact of Electing
  the $35k Reinsurance
  Deductible                              $   0.00    ($   12.42)   $   0.00     $   0.00
===========================================================================================
Adjusted Awarded PMPM for
  Plans Electing the
  $35k Reinsurance
  Deductible                              $  15.49     $5,606.22    $ 755.46     $ 554.83
-------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS        [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------
Originally Awarded PMPM                  $ 387.36     $1,521.38    $ 738.34     $ 9,108.27
------------------------------------------------------------------------------------------
Outpatient & Emergency Room
  Adjustment                             $  10.72     $   40.31    $  19.56     $   126.36

Cost Sharing Proposal
  Adjustment                            ($  17.56)    $    0.00   ($  38.56)    $     0.00

Reinsurance Incorporating
  Catastrophic and Transplant Data
  Adjustment                             $   0.00     $    0.00    $   0.00     $     0.00

Hospital Inpatient DRI
  Trend Update Adjustment -
  (4.0% estimate changed to
  3.8% actual)                          ($   0.21)   ($    0.91)  ($   0.42)   ($    21.01)

Fee-for-Service
  Schedule Change
  (Referral Physician and
  Lab & X-Ray COS)                      ($   1.45)   ($    7.65)  ($   3.52)   ($    45.15)

Premium Tax Implementation
  Adjustment                             $   7.73     $   31.70    $  14.60     $   187.11
------------------------------------------------------------------------------------------
Total Adjustment Impacting
  Base PMPM                             ($   0.77)    $   63.45   ($   8.34)    $   247.32
------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
  Plans Electing the
  $20k Reinsurance
  Deductible                             $ 386.59     $1,584.83    $ 730.00     $ 9,355.58
------------------------------------------------------------------------------------------
Impact of Electing
  the $35k Reinsurance
  Deductible                             $   0.00     $    0.00    $   0.00     $     0.00
==========================================================================================
Adjusted Awarded PMPM for
  Plans Electing the
  $35k Reinsurance
  Deductible                             $ 386.59     $1,584.83    $ 730.00     $ 9,355.58
------------------------------------------------------------------------------------------

                  PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

PMPMs & PROGRAMMATIC ADJUSTMENTS      [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                 $ 714.74   $  37.84    $ 143.67    $ 116.05    $ 269.14     $  37.03    $  82.34
--------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
  Adjustment                               10.44   $   1.05    $   4.63    $   4.30    $   8.46     $   0.74    $   2.42

Cost Sharing Proposal
  Adjustment                                0.00   $   0.00    $   0.00    $   0.00    $   0.00     $   0.00    $   0.00

Reinsurance Incorporating
  Catastrophic and Transplant Data
  Adjustment                                0.00   $   0.00    $   0.00    $   0.00    $   0.00     $   0.00    $   0.00

Hospital Inpatient DRI
  Trend Update Adjustment -
  (4.0% estimate changed to
  3.8% actual)                         ($   0.75) ($   0.01)  ($   0.07)  ($   0.04)  ($   0.13)   ($   0.01)  ($   0.03)

Fee-for-Service
  Schedule Change
  (Referral Physician and
  Lab & X-Ray COS)                     ($   1.23) ($   0.02)  ($   0.24)  ($   0.36)  ($   1.15)   ($   0.03)  ($   0.32)

Premium Tax Implementation
  Adjustment                            $  14.76   $   0.79    $   3.02    $   2.45    $   5.64     $  0. 77    $   1.72
--------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
  Base PMPM                             $  23.23   $   1.82    $   7.33    $   6.35    $  12.83     $   1.47    $   3.78
--------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
  Plans Electing the
  $20k Reinsurance
  Deductible                            $ 737.97   $  39.66    $ 151.00    $ 122.40    $ 281.97     $  38.50    $  86.12
--------------------------------------------------------------------------------------------------------------------------
Impact of Electing
  the $35k Reinsurance
  Deductible                            $   0.00   $   0.00    $   0.00    $   0.00    $   0.00     $   0.00    $   0.00
==========================================================================================================================
Adjusted Awarded PMPM for
  Plans Electing the
  $35k Reinsurance
  Deductible                            $ 737.97   $  39.66    $ 151.00    $ 122.40    $ 281.97     $  38.50    $  86.12
--------------------------------------------------------------------------------------------------------------------------

PMPMs & PROGRAMMATIC ADJUSTMENTS        [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]
---------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                    N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room
  Adjustment                               N/A         N/A         N/A         N/A         N/A         N/A         N/A

Cost Sharing Proposal
  Adjustment                               N/A         N/A         N/A         N/A         N/A         N/A         N/A

Reinsurance Incorporating
  Catastrophic and Transplant Data
  Adjustment                               N/A         N/A         N/A         N/A         N/A         N/A         N/A

Hospital Inpatient DRI
  Trend Update Adjustment -
  (4.0% estimate changed to
  3.8% actual)                             N/A         N/A         N/A         N/A         N/A         N/A         N/A

Fee-for-Service
  Schedule Change
  (Referral Physician and
  Lab & X-Ray COS)                         N/A         N/A         N/A         N/A         N/A         N/A         N/A

Premium Tax Implementation
  Adjustment                               N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting
  Base PMPM                                N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for
  Plans Electing the
  $20k Reinsurance
  Deductible                               N/A         N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
Impact of Electing
  the $35k Reinsurance
  Deductible                               N/A         N/A         N/A         N/A         N/A         N/A         N/A
===========================================================================================================================
Adjusted Awarded PMPM for
  Plans Electing the
  $35k Reinsurance
  Deductible                               N/A         N/A         N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell Includes 14 - 44.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     4 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                      - HEALTH CHOICE: GSA 10 PIMA ONLY -
                              (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                  [ILLEGIBLE]                      [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $  352.67    $   84.37    $  151.12    $  102.82    $  329.46    $  243.09
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  1.46%        2.79%        3.22%        3.71%        3.14%        2.00%
Cost Sharing Proposal Adjustment                        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             -1.74%        0.09%       -0.13%        1.70%       -0.02%        0.18%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 -0.10%       -0.02%       -0.05%       -0.03%       -0.05%       -0.02%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.17%       -0.06%       -0.16%       -0.30%       -0.41%       -0.09%
Premium Tax Implementation Adjustment                   2.04%        2.04%        2.04%        2.04%        2.04%        2 04%
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)                 1.45%        4.89%        4.97%        7.27%        4.75%        4.16%
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $  357.79    $   88.50    $  158.62    $  110.30    $  345.10    $  253.20
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                              4.18%        0.41%        1.02%        1.05%        0.57%        0.17%
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $  372.73    $   88.86    $  160.25    $  111.45    $  347.05    $  253.64
-------------------------------------------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                      [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $  497.41    $   11.55    $5,402.48    $  740.35    $  575.97    $  346.29
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  2.94%        0.00%       -0.73%        0.00%        2.77%        2.77%
Cost Sharing Proposal Adjustment                        0.00%        0.00%        0.00%        0.00%        0.00%       -4.41%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                              3.76%        0.00%        0.00%        0.00%        0.00%        0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 -0.04%       -0.02%       -0.09%        0.00%       -0.06%       -0.06%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.38%        0.00%        0.04%        0.00%       -0.38%       -0.38%
Premium Tax Implementation Adjustment                   2.04%        2.04%        2.04%        2.04%        2.04%        2.04%
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)                 8.53%        2.02%        1.24%        2.04%        4.41%       -0.20%
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $  539.85    $   11.78    $5,469.52    $  755.46    $  601.35    $  345.60
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                              2.15%        0.00%       -0.23%        0.00%        0.00%        0.00%
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $  551.47    $   11.78    $5,456.89    $  755.46    $  601.35    $  345.60
-------------------------------------------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                      [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------
Originally Awarded PMPM                            $1,559.55    $  734.64    $9,466.86
----------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  2.65%        2.65%        1.39%
Cost Sharing Proposal Adjustment                        0.00%       -5.09%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                              0.00%        0.00%        0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 -0.06%       -0.06%       -0.23%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.49%       -0.49%       -0 49%
Premium Tax Implementation Adjustment                   2.04%        2.04%        2.04%
----------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)                 4.17%       -1.13%        2.72%
----------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $1,624.59    $  726.34    $9,723.91
----------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                              0.00%        0.00%        0.00%
========================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $1,624.59    $  726.34    $9,723.91
----------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                  [ILLEGIBLE]                      [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment                       N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation Adjustment                  N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)                N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             N/A          N/A          N/A          N/A          N/A          N/A
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                      [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                N/A       $1,163.05    $   37.84    $  149.42    $  120.69    $  279.90
--------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 N/A            1.46%        2.79%        3.22%        3.71%        3.14%
Cost Sharing Proposal Adjustment                       N/A            0.00%        0.00%        0.00%        0.00%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             N/A            0.00%        0.00%        0.00%        0.00%        0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 N/A           -0.10%       -0.02%       -0.05%       -0.03%       -0.05%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               N/A           -0.17%       -0.06%       -0.16%       -0.30%       -0.41%
Premium Tax Implementation Adjustment                  N/A            2.04%        2.04%        2.04%        2.04%        2.04%
--------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)                N/A            3.25%        4.80%        5.11%        5.47%        4.77%
--------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            N/A       $1,200.85    $   39.66    $  157.05    $  127.30    $  293.24
--------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             N/A            0.00%        0.00%        0.00%        0.00%        0.00%
================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            N/A       $1,200.85    $   39.66    $  157.05    $  127.30    $  293.24
--------------------------------------------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                      [ILLEGIBLE]  [ILLEGIBLE]
---------------------------------------------------------------------------
Originally Awarded PMPM                            $   28.95    $  77.68
---------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  2.00%       2.94%
Cost Sharing Proposal Adjustment                        0.00%       0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                              0.00%       0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 -0.02%      -0.04%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.09%      -0.38%
Premium Tax Implementation Adjustment                   2.04%       2.04%
---------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM(2)                 3.97%       4.60%
---------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $   30.10    $  81.25
---------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                              0.00%       0.00%
===========================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $   30.10    $  81.25
---------------------------------------------------------------------------


1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2. The adjustment is multiplicative, not additive.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     5 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                      - HEALTH CHOICE: GSA 10 PIMA ONLY -
                              (EFFECTIVE 10/01/03)

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                  [ILLEGIBLE]                     [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $  352.67    $   84.37    $  151.12    $  102.82    $  329.46    $  243.09
------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $    5.15    $    2.35    $    4.87    $    3.81    $   10.36    $    4.87
Cost Sharing Proposal Adjustment                   $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                        ($    6.23)   $    0.08   ($    0.21)   $    1.82   ($    0.06)   $    0.44
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($    0.36)  ($    0.02)  ($    0.07)  ($    0.04)  ($    0.16)  ($    0.04)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)          ($    0.60)  ($    0.05)  ($    0.26)  ($    0.32)  ($    1.40)  ($    0.23)
Premium Tax Implementation Adjustment              $    7.16    $    1.77    $    3.17    $    2.21    $    6.90    $    5.06
------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $    5.12    $    4.13    $    7.50    $    7.48    $   15.64    $   10.11
------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $  357.79    $   88.50    $  158.62    $  110.30    $  345.10    $  253.20
------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                         $   14.94    $    0.36    $    1.62    $    1.16    $    1.96    $    0.44
==============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $  372.73    $   88.86    $  160.25    $  111.45    $  347.05    $  253.64
------------------------------------------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                     [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE] [ILLEGIBLE]  [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $  497.41    $   11.55    $5,402.48    $  740.35   $  575.97    $  346.29
-----------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $   14.60    $    0.00   ($   39.18)   $    0.00   $   15.94    $    9.58
Cost Sharing Proposal Adjustment                   $    0.00    $    0.00    $    0.00    $    0.00   $    0.00   ($   15.70)
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                         $   19.27    $    0.00    $    0.00    $    0.00   $    0.00    $    0.00
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($    0.21)  ($    0.00)  ($    5.09)   $    0.00  ($    0.33)  ($    0.19)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)          ($    2.02)   $    0.00    $    1.91    $    0.00  ($    2.25)  ($    1.29)
Premium Tax Implementation Adjustment              $   10.80    $    0.24    $  109.39    $   15.11   $   12.03    $    6.91
-----------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $   42.44    $    0.23    $   67.04    $   15.11   $   25.39   ($    0.69)
-----------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $  539.85    $   11.78    $5,469.52    $  755.46   $  601.35    $  345.60
-----------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                         $   11.61    $    0.00   ($   12.63)   $    0.00   $    0.00    $    0.00
=============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $  551.47    $   11.78    $5,456.89    $  755.46   $  601.35    $  345.60
-----------------------------------------------------------------------------------------------------------------------------

                  [ILLEGIBLE]                     [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
---------------------------------------------------------------------------------------
Originally Awarded PMPM                            $1,559.55    $  734.64    $9,466.86
---------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $   41.32    $   19.46    $  131.33
Cost Sharing Proposal Adjustment                   $    0.00   ($   38.36)   $    0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                         $    0.00    $    0.00    $    0.00
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($    0.93)  ($    0.42)  ($   21.83)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)          ($    7.84)  ($    3.51)  ($   46.92)
Premium Tax Implementation Adjustment              $   32.49    $   14.53    $  194.48
---------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $   65.04   ($    8.29)   $  257.06
---------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $1,624.59    $  726.34    $9,723.91
---------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                         $    0.00    $    0.00    $    0.00
=======================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $1,624.59    $  726.34    $9,723.91
---------------------------------------------------------------------------------------

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment                       N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation Adjustment                  N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                   N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             N/A          N/A          N/A          N/A          N/A          N/A
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]   [ILLEGIBLE]
-----------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                N/A       $1,163.05     $   37.84     $  149.42     $  120.69     $  279.90
-----------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 N/A       $   16.99     $    1.05     $    4.81     $    4.48     $    8.80
Cost Sharing Proposal Adjustment                       N/A       $    0.00     $    0.00     $    0.00     $    0.00     $    0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             N/A       $    0.00     $    0.00     $    0.00     $    0.00     $    0.00
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.6% actual)                 N/A      ($    1.21)   ($    0.01)   ($    0.07)   ($    0.04)   ($    0.13)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               N/A      ($    2.00)   ($    0.02)   ($    0.25)   ($    0.37)   ($    1.19)
Premium Tax Implementation Adjustment                  N/A       $   24.02     $    0.79     $    3.14     $    2.55     $    5.86
-----------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                   N/A       $   37.80     $    1.82     $    7.63     $    6.61     $   13.34
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            N/A       $1,200.85     $   39.66     $  157.05     $  127.30     $  293.24
-----------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             N/A       $    0.00     $    0.00     $    0.00     $    0.00     $    0.00
===================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            N/A       $1,200.85     $   39.66     $  157.05     $  127.30     $  293.24
-----------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                   [ILLEGIBLE]   [ILLEGIBLE]
----------------------------------------------------------------------------
Originally Awarded PMPM                            $   28.95     $   77.68
----------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $    0.58     $    2.28
Cost Sharing Proposal Adjustment                   $    0.00     $    0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                         $    0.00     $    0.00
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($    0.01)   ($    0.03)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)          ($    0.03)   ($    0.30)
Premium Tax Implementation Adjustment              $    0.60     $    1.63
----------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $    1.15     $    3.57
----------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $   30.10     $   81.25
----------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                         $    0.00     $    0.00
============================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $   30.10     $   81.25
----------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     6 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                           - HEALTH CHOICE: GSA 12 -
                              (EFFECTIVE 10/01/03)

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $  353.70    $   88.86    $  152.00    $  110.35    $  310.47    $  223.79
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  1.46%        2.79%        3.22%        3.71%        3.14%        2.00%
Cost Sharing Proposal Adjustment                        0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             -1.74%        0.09%       -0.13%        1.70%       -0.02%        0.18%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 -0.10%       -0.02%       -0.05%       -0.03%       -0.05%       -0.02%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.17%       -0.06%       -0.16%       -0.30%       -0.41%       -0.09%
Premium Tax Implementation Adjustment                   2.04%        2.04%        2.04%        2.04%        2.04%        2.04%
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                1.45%        4.89%        4.97%        7.27%        4.75%        4.16%
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $  358.83    $   93.21    $  159.55    $  118.37    $  325.20    $  233.10
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                              3.87%        0.36%        0.95%        0.91%        0.56%        0.18%
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $  372.71    $   93.54    $  161.06    $  119.45    $  327.04    $  233.51
-------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $  449.81    $   16.00    $5,610.56    $  740.35    $  516.02    $  405.62
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  2.94%        0.00%       -0.73%        0.00%        2.77%        2.77%
Cost Sharing Proposal Adjustment                        0.00%        0.00%        0.00%        0.00%        0.00%       -4.41%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                              3.76%        0.00%        0.00%        0.00%        0.00%        0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 -0.04%       -0.02%       -0.09%        0.00%       -0.06%       -0.06%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.38%        0.00%        0.04%        0.00%       -0.38%       -0.38%
Premium Tax Implementation Adjustment                   2.04%        2.04%        2.04%        2.04%        2.04%        2.04%
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                8.53%        2.02%        1.24%        2.04%        4.41%       -0.20%
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $  488.19    $   16.32    $5,680.18    $  755.46    $  538.76    $  404.81
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                              2.21%        0.00%       -0.22%        0.00%        0.00%        0.00%
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $  498.98    $   16.32    $5,667.81    $  755.46    $  538.76    $  404.81
-------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
----------------------------------------------------------------------------------------
Originally Awarded PMPM                            $1,509.89    $  742.57    $9,000.32
----------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  2.65%        2.65%        1.39%
Cost Sharing Proposal Adjustment                        0.00%       -5.09%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                              0.00%        0.00%        0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 -0.06%       -0.06%       -0.23%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.49%       -0.49%       -0.49%
Premium Tax Implementation Adjustment                   2.04%        2.04%        2.04%
----------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                4.17%       -1.13%        2.72%
----------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $1,572.86    $  734.18    $9,244.71
----------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                              0.00%        0.00%        0.00%
========================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $1,572.86    $  734.18    $9,244.71
----------------------------------------------------------------------------------------

                 PERCENT CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment                       N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation Adjustment                  N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)               N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             N/A          N/A          N/A          N/A          N/A          N/A
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                N/A      $1,158.74    $   37.84    $  149.42    $  120.69    $  279.90
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 N/A           1.46%        2.79%        3.22%        3.71%        3.14%
Cost Sharing Proposal Adjustment                       N/A           0.00%        0.00%        0.00%        0.00%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             N/A           0.00%        0.00%        0.00%        0.00%        0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 N/A          -0.10%       -0.02%       -0.05%       -0.03%       -0.05%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               N/A          -0.17%       -0.06%       -0.16%       -0.30%       -0.41%
Premium Tax Implementation Adjustment                  N/A           2.04%        2.04%        2.04%        2.04%        2.04%
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)               N/A           3.25%        4.80%        5.11%        5.47%        4.77%
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            N/A      $1,196.40    $   39.66    $  157.05    $  127.30    $  293.24
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             N/A           0.00%        0.00%        0.00%        0.00%        0.00%
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            N/A      $1,196.40    $   39.66    $  157.05    $  127.30    $  293.24
-------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]
---------------------------------------------------------------------------
Originally Awarded PMPM                            $   29.06    $   77.68
---------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                  2.00%        2.94%
Cost Sharing Proposal Adjustment                        0.00%        0.00%
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                              0.00%        0.00%
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 -0.02%       -0.04%
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               -0.09%       -0.38%
Premium Tax Implementation Adjustment                   2.04%        2.04%
---------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM (2)                3.97%        4.60%
---------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $   30.21    $   81.25
---------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                              0.00%        0.00%
===========================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $   30.21    $   81.25
---------------------------------------------------------------------------

1. The KidsCare age cohort includes individuals 14 to 18 years of age, while the TANF rate cell includes 14 - 44.

2. The adjustment is multiplicative, not additive.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     7 of 8

AZ-AHCCCS                                           PROPRIETARY AND CONFIDENTIAL

                           FINAL AWARDED RATE - CYE04
                           - HEALTH CHOICE: GSA 12 -
                              (EFFECTIVE 10/01/03)

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                    [ILLEGIBLE]                   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $  353.70    $   88.86    $  152.00    $  110.35    $  310.47    $  223.79
------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $    5.17    $    2.48    $    4.90    $    4.09    $    9.76    $    4.49
Cost Sharing Proposal Adjustment                   $    0.00    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                        ($    6.25)   $    0.08   ($    0.21)   $    1.95   ($    0.06)   $    0.41
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($    0.36)  ($    0.02)  ($    0.07)  ($    0.04)  ($    0.15)  ($    0.04)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)          ($    0.60)  ($    0.06)  ($    0.26)  ($    0.35)  ($    1.32)  ($    0.21)
Premium Tax Implementation Adjustment              $    7.18    $    1.86    $    3.19    $    2.37    $    6.50    $    4.66
------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $    5.13    $    4.35    $    7.55    $    8.02    $   14.73    $    9.31
------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $  358.83    $   93.21    $  159.55    $  118.37    $  325.20    $  233.10
------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                         $   13.88    $    0.33    $    1.51    $    1.08    $    1.83    $    0.41
==============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $  372.71    $   93.54    $  161.06    $  119.45    $  327.04    $  233.51
------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                            $  449.81    $   16.00    $5,610.56    $  740.35    $  516.02    $  405.62
------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $   13.20    $    0.00   ($   40.68)   $    0.00    $   14.28    $   11.23
Cost Sharing Proposal Adjustment                   $    0.00    $    0.00    $    0.00    $    0.00    $    0.00   ($   18.39)
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                         $   17.43    $    0.00    $    0.00    $    0.00    $    0.00    $    0.00
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($    0.19)  ($    0.00)  ($    5.28)   $    0.00   ($    0.30)  ($    0.22)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)          ($    1.82)   $    0.00    $    1.98    $    0.00   ($    2.01)  ($    1.51)
Premium Tax Implementation Adjustment              $    9.76    $    0.33    $  113.60    $   15.11    $   10.78    $    8.10
------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $   38.38    $    0.32    $   69.62    $   15.11    $   22.74   ($    0.81)
------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $  488.19    $   16.32    $5,680.18    $  755.46    $  538.76    $  404.81
------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                         $   10.79    $    0.00   ($   12.37)   $    0.00    $    0.00    $    0.00
==============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $  498.98    $   16.32    $5,667.81    $  755.46    $  538.76    $  404.81
------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
---------------------------------------------------------------------------------------
Originally Awarded PMPM                            $1,509.89    $  742.57    $9,000.32
---------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment             $   40.00    $   19.67    $  124.86
Cost Sharing Proposal Adjustment                   $    0.00   ($   38.78)   $    0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                         $    0.00    $    0.00    $    0.00
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)            ($    0.90)  ($    0.42)  ($   20.76)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)          ($    7.59)  ($    3.54)  ($   44.61)
Premium Tax Implementation Adjustment              $   31.46    $   14.68    $  184.89
---------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM               $   62.97   ($    8.38)   $  244.39
---------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                        $1,572.86    $  734.18    $9,244.71
---------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                         $    0.00    $    0.00    $    0.00
=======================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                        $1,572.86    $  734.18    $9,244.71
---------------------------------------------------------------------------------------

                   PMPM CHANGE DUE TO PROGRAMMATIC ADJUSTMENTS

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
-------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 N/A          N/A          N/A          N/A          N/A          N/A
Cost Sharing Proposal Adjustment                       N/A          N/A          N/A          N/A          N/A          N/A
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             N/A          N/A          N/A          N/A          N/A          N/A
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 N/A          N/A          N/A          N/A          N/A          N/A
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               N/A          N/A          N/A          N/A          N/A          N/A
Premium Tax Implementation Adjustment                  N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                   N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             N/A          N/A          N/A          N/A          N/A          N/A
===============================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            N/A          N/A          N/A          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]   [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]  [ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------------------
Originally Awarded PMPM                                N/A       $1,158.74     $   37.84    $  149.42    $  120.69    $  279.90
--------------------------------------------------------------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment                 N/A       $   16.93     $    1.05    $    4.81    $    4.48    $    8.80
Cost Sharing Proposal Adjustment                       N/A       $    0.00     $    0.00    $    0.00    $    0.00    $    0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                             N/A       $    0.00     $    0.00    $    0.00    $    0.00    $    0.00
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)                 N/A      ($    1.21)   ($    0.01)  ($    0.07)  ($    0.04)  ($    0.13)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)               N/A      ($    1.99)   ($    0.02)  ($    0.25)  ($    0.37)  ($    1.19)
Premium Tax Implementation Adjustment                  N/A       $   23.93     $    0.79    $    3.14    $    2.55    $    5.86
--------------------------------------------------------------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                   N/A       $   37.66     $    1.82    $    7.63    $    6.61    $   13.34
--------------------------------------------------------------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                            N/A       $1,196.40     $   39.66    $  157.05    $  127.30    $  293.24
--------------------------------------------------------------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                             N/A       $    0.00     $    0.00    $    0.00    $    0.00    $    0.00
================================================================================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                            N/A       $1,196.40     $   39.66    $  157.05    $  127.30    $  293.24
--------------------------------------------------------------------------------------------------------------------------------

                    [ILLEGIBLE]                    [ILLEGIBLE]  [ILLEGIBLE]
---------------------------------------------------------------------------
Originally Awarded PMPM                             $   29.06    $   77.68
---------------------------------------------------------------------------
Outpatient & Emergency Room Adjustment              $    0.58    $    2.28
Cost Sharing Proposal Adjustment                    $    0.00    $    0.00
Reinsurance Incorporating Catastrophic and
Transplant Data Adjustment                          $    0.00    $    0.00
Hospital Inpatient DRI Trend Update Adjustment -
(4.0% estimate changed to 3.8% actual)             ($    0.01)  ($    0.03)
Fee-for-Service Schedule Change
(Referral Physician and Lab & X-Ray COS)           ($    0.03)  ($    0.30)
Premium Tax Implementation Adjustment               $    0.60    $    1.63
---------------------------------------------------------------------------
Total Adjustment Impacting Base PMPM                $    1.15    $    3.57
---------------------------------------------------------------------------
Adjusted Awarded PMPM for Plans Electing the
$20k Reinsurance Deductible                         $   30.21    $   81.25
---------------------------------------------------------------------------
Impact of Electing the $35k Reinsurance
Deductible                                          $    0.00    $    0.00
===========================================================================
Adjusted Awarded PMPM for Plans Electing the
$35k Reinsurance Deductible                         $   30.21    $   81.25
---------------------------------------------------------------------------

1. The KidsCare age cohort covers individuals 14 - 18 years of age while the TANF rate cell includes 14 - 44.

Mercer Government Human Services Consulting                          [ILLEGIBLE]

                                     8 of 8

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                              HIFA CAPITATION RATES
                                     CYE '04

HEALTH CHOICE ARIZONA

HIFA Parent Rates

GSA                                             14-44F      14-44M       45+
                                               --------    --------    --------
 2           Yuma, La Paz
 4   Mohave, Coconino, Apache, Navajo          $ 198.76    $ 151.16    $ 357.54
 6              Yavapai
 8            Pinal, Gila                      $ 176.58    $ 128.38    $ 353.05
10               Pima                          $ 176.10    $ 122.49    $ 381.57
12             Maricopa                        $ 177.01    $ 131.28    $ 359.55
14     Graham, Greenlee, Cochise